Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes And Deferred Taxes [Abstract]
Income Taxes	Income Taxes
Current taxes
The Company generated taxable losses in 2023 and 2021 whereas in 2022 the Company generated a taxable profit in Switzerland. In 2023, the Company did not have to pay or accrue any income taxes during the reporting period, as the Company incurred a taxable loss in 2023. Any potential future taxable income will be subject to Swiss federal, cantonal and communal income taxes. The Company’s applicable income tax rate (after tax) for the year 2023 is 19.3% (2022: 19.4%; 2021: 19.4%).
Molecular Partners Inc., which is incorporated in the United States in the State of Delaware, is subject to statutory U.S. federal corporate income taxes and minimal state taxes for Massachusetts and New York.
For the year ended December 31, 2023, current income tax expense of TCHF 0.4 (or in thousands of US Dollars ("TUSD") 0.5) was recognized by the Group's U.S. based subsidiary for estimated U.S. tax obligations of the subsidiary based on intra-Group activity (for the year ended December 31, 2022: tax expense of TCHF 0.3 (TUSD 0.3) and for the year ended December 31, 2021: tax credit of TCHF 2 (TUSD 2)). The tax expense amount comprises of the sum of the minimal taxes payable for federal taxes and for the various states in which Molecular Partners Inc. is liable for taxes. The applicable income tax rates are 21% U.S. federal tax plus 8.00% state tax (Massachusetts) and 6.50% (New York).
Deferred taxes
The Company's net loss before income taxes amounted to TCHF 56,285 in 2023 whereas the prior years generated a net income before income taxes of TCHF 124,020 in 2022 and a net loss before income taxes of TCHF 58,632 in 2021. The cumulative tax losses as of December 31, 2023 of TCHF 144,483 may be used as tax loss carry forwards to offset future taxable income over a period of seven years.
No deferred tax assets have been recognized for these tax loss carry forwards, because as of December 31, 2023, it was not considered probable that such loss carry forwards can be utilized in the foreseeable future. In addition, no deferred tax positions were recognized on other deductible temporary differences (e.g., pension liabilities under IAS 19 for a total of TCHF 4,720, see also note 18.1) due to the tax losses carried forward. Income tax expense has been calculated for the year ending December 31, 2023, based on the effective income tax rate expected for the full financial year, being 0% on December 31, 2023.
Given the facts above, as well as the fact that the Company incurred no significant tax expense in the reporting periods presented, a numerical reconciliation of the effective tax rate is not provided. The primary reconciling item is the effect of unrecognized deferred tax assets for tax losses and deductible temporary differences.
The following table shows the expiry of tax loss carry forwards for the Company, for which no deferred tax asset was recognized:

in CHF thousands	2023	2022
2027	(29,566)	(29,566)
2028	(58,632)	(58,632)
2030	(56,285)	—
Total tax loss carry forwards as at December 31	(144,483)	(88,198)